UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported:): November 19, 2010 (November 15, 2010)

Commission File Number 333·164909

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R & A PRODUCTIONS, INC.

(Exact name of Registrant as specified in its charter)

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Nevada	7812	26-4574088
(State or other JURISDICTION OF INCORPORATION OR ORGANIZATION)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Code Number)

146A Redwood Avenue

Carlsbad, CA 92008

www.Productions-RA.com

619-869-9981

(Address and telephone number of registrant’s principal executive offices and principal place of business)

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Registrant's telephone number, including area code: 619-869-9981

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On November 15, 2010,  R & A Productions, Inc. ("RAPP" or the "Registrant") was notified by its independent auditor, Larry O’Donnell, Certified Public Accountant (“O’Donnell”) that he was retiring from his accounting practice.

The report of O’Donnell on RAPP's consolidated financial statements for the year ended September 30, 2009 and subsequent quarters review did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the year ended September 30, 2009, and through June 30, 2010, the Company has not had any disagreements with O’Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of O’Donnell, would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such year.

New independent registered public accounting firm

On November 19, 2010 RAPP engaged Malcolm L. Pollard, Inc. CPAs, PC ("MP") of Erie, Pennsylvania as the Registrant's independent accountants to report on the Registrant's balance sheet as of September 30, 2010, and the related  statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint MP was approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of MP, neither the Registrant nor anyone on the Registrant's behalf consulted with MP regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Letter from O’Donnell to the Securities and Exchange Commission dated November 19, 2010.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

R&A PRODUCTIONS INC.

By:	/s/ Hector Medina

Hector Medina

Chief Executive Officer and Director

Date: November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Hector Medina Hector Medina	Chief Executive Officer and Director	November 19, 2010